                                                                      EXHIBIT 21

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to principal payment to the Class A Noteholder...........     $                -
                                                                                                                ------------------
      2.    The amount of distribution in respect to principal payment to the Class B Noteholder...........     $                -
                                                                                                                ------------------
      3.    The amount of distribution in respect to principal payment to the Class C Noteholder...........     $                -
                                                                                                                ------------------
      4.    The amount of distribution in respect to principal payment to the Class D Noteholder...........     $                -
                                                                                                                ------------------
II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to the Class A Monthly Interest..........................                2.87611
                                                                                                                ------------------
      2.    The amount of distribution in respect to the Class B Monthly Interest..........................                3.26361
                                                                                                                ------------------
      3.    The amount of distribution in respect to the Class C Monthly Interest..........................                3.90944
                                                                                                                ------------------
      4.    The amount of distribution in respect to the Class D Monthly Interest..........................                6.10528
                                                                                                                ------------------
III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
      $1,000 original Note Principal Balance)

      1.    The total amount of distribution in respect to the Class A Noteholder..........................                2.87611
                                                                                                                ------------------
      2.    The total amount of distribution in respect to the Class B Noteholder..........................                3.26361
                                                                                                                ------------------
      3.    The total amount of distribution in respect to the Class C Noteholder..........................                3.90944
                                                                                                                ------------------
      4.    The total amount of distribution in respect to the Class D Noteholder..........................                6.10528
                                                                                                                ------------------
IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1.    The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
            Period preceding such Payment Date.............................................................     $   732,720,001.26
                                                                                                                ------------------
      2.    The aggregate amount of such Collections with respect to Finance Charge and Administrative
            Receivables for the Monthly Period preceding such Payment Date ................................     $    57,696,742.97
                                                                                                                ------------------
      3.    Recoveries for the preceding Monthly Period....................................................     $     1,569,668.20
                                                                                                                ------------------
      4.    The Defaulted Amount for the preceding Monthly Period..........................................     $    17,677,985.46
                                                                                                                ------------------
      5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
            Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
            Receivables for the preceding Monthly Period...................................................                   5.95%
                                                                                                                ------------------
      6.    The total amount of Principal Receivables in the trust at the beginning of the preceding
            Monthly Period.................................................................................     $ 3,223,666,959.35
                                                                                                                ------------------
      7.    The total amount of Principal Receivables in the trust as of the last day of the preceding
            Monthly Period.................................................................................     $ 3,166,121,962.43
                                                                                                                ------------------
      8.    The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
            of the preceding Monthly Period................................................................     $    54,072,505.86
                                                                                                                ------------------

9.    The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
      of the preceding Monthly Period .....................................................................     $    52,574,134.63
                                                                                                                ------------------
10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of
      the preceding Monthly Period ........................................................................     $ 2,739,750,000.00
                                                                                                                ------------------
11.   The Transferor Interest as of the last day of the preceding Monthly Period ..........................     $   426,371,962.43
                                                                                                                ------------------
12.   The transferor percentage as of the last day of the preceding Monthly Period ........................                  13.47%
                                                                                                                ------------------
13.   The Required Transferor Percentage ..................................................................                   6.00%
                                                                                                                ------------------
14.   The Required Transferor Interest ....................................................................     $   189,967,317.75
                                                                                                                ------------------
15.   The monthly principal payment rate for the preceding Monthly Period .................................                 22.729%
                                                                                                                ------------------
16.   The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ........     $                -
                                                                                                                ------------------
17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage                      Aggregate
                                                              of Total                        Account
                                                             Receivables                      Balance
(a) Delinquent between 30 days and 59 days                      1.209%                   $    38,920,687.11
(b) Delinquent between 60 days and 89 days                      0.940%                   $    30,267,096.98
(c) Delinquent between 90 days and 119 days                     0.816%                   $    26,254,350.95
(d) Delinquent between 120 days and 149 days                    0.631%                   $    20,303,411.84
(e) Delinquent between 150 days and 179 days                    0.549%                   $    17,664,662.62
(f) Delinquent 180 days or greater                              0.000%                   $                -
                                                                -----                    ------------------
(g) Aggregate                                                   4.145%                   $   133,410,209.50
                                                                =====                    ==================

V.    Information regarding Series 2000-C

      1.    The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2000-C as of the last day of the
            related Monthly Period .......................................................                      $   400,000,000.00
                                                                                                                ------------------
      2.    The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2000-C on the last day of the
            related Monthly Period .......................................................                      $   400,000,000.00
                                                                                               NOTE FACTORS     ------------------
      3.    The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related
            Monthly Period ...............................................................           1.0000     $   320,000,000.00
                                                                                                                ------------------
      4.    The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal  Balance on the last day of the related
            Monthly Period ...............................................................           1.0000     $    38,000,000.00
                                                                                                                ------------------
      5.    The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal  Balance on the last day of the related
            Monthly Period ...............................................................           1.0000     $    28,000,000.00
                                                                                                                ------------------
      6.    The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period ...............................................................           1.0000     $    14,000,000.00
                                                                                                                ------------------
      7.    The Floating Investor Percentage with respect to the period:

      May 1, 2005 through May 31, 2005                                                                                  12.4082297%
                                                                                                                ------------------
      8.    The Fixed Investor Percentage with respect to the period:

      May 1, 2005 through May 31, 2005                                                                                  N/A
                                                                                                                ------------------
      9.    The amount of Investor Principal Collections applicable to Series
            2000-C .......................................................................                      $    90,917,580.78
                                                                                                                ------------------
      10a.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account on the related Payment Date ...............................                      $     5,413,679.37
                                                                                                                ------------------
      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on  the related Payment Date pursuant to
            Section 8.04(a) of the Master Indenture ..................                                          $     1,781,852.05
                                                                                                                ------------------
      11.   The Investor Default Amount for the related Monthly Period ...................                      $     2,193,525.06
                                                                                                                ------------------
      12.   The Monthly Servicing Fee for the related Monthly Period .....................                      $       666,666.67
                                                                                                                ------------------

13.   Trust yields for the related Monthly Period

      a.    The cash yield for the related Monthly Period .................................................                  21.59%
                                                                                                                ------------------
      b.    The default rate for the related Monthly Period ...............................................                   6.58%
                                                                                                                ------------------
      c.    The Net Portfolio Yield for the related Monthly Period ........................................                  15.01%
                                                                                                                ------------------
      d.    The Base Rate for the related Monthly Period ..................................................                   5.72%
                                                                                                                ------------------
      e.    The Excess Spread Percentage for the related Monthly Period ...................................                   9.29%
                                                                                                                ------------------
      f.    The Quarterly Excess Spread Percentage for the related Monthly Period .........................                  10.02%
                                                                                                                ------------------
                 i)   Excess Spread Percentage related to                       May-05                                        9.29%
                                                                                                                ------------------
                 ii)  Excess Spread Percentage related to                       Apr-05                                       10.26%
                                                                                                                ------------------
                 iii) Excess Spread Percentage related to                       Mar-05                                       10.51%
                                                                                                                ------------------
14.   Floating Rate Determinations:

LIBOR for the Interest Period from May 20, 2005 through and including June 19, 2005                                        3.09000%
                                                                                                                ------------------
15.   Principal Funding Account

            a.    The amount on deposit in the Principal Funding Account on the related Payment Date
                  (after taking into consideration deposits and withdraws for the related Payment Date) ...     $                -
                                                                                                                ------------------
            b.    The Accumulation Shortfall with respect to the related Monthly Period ...................     $                -
                                                                                                                ------------------
            c.    The Principal Funding Investment Proceeds deposited in the Collection Account to be
                  treated as Available Finance Charge Collections .........................................     $                -
                                                                                                                ------------------
16.   Reserve Account

            a.    The amount on deposit in the Reserve Account on the related Payment Date (after taking
                  into consideration deposits and withdraws for the related Payment Date) .................     $       500,000.00
                                                                                                                ------------------
            b.    The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                  Account to be treated as Available Finance Charge Collections ...........................     $                -
                                                                                                                ------------------
            c.    Interest earnings on the Reserve Account deposited into the Collection Account to be
                  treated as Available Finance Charge Collections .........................................     $                -
                                                                                                                ------------------
17.   Cash Collateral Account

            a.    The Required Cash Collateral Account Amount on the related Payment Date .................     $     7,000,000.00
                                                                                                                ------------------
            b.    The Available Cash Collateral Account Amount on the related Payment Date ................     $     7,000,000.00
                                                                                                                ------------------
18.   Investor Charge-Offs

            a.    The aggregate amount of Investor Charge-Offs for the related Monthly Period .............     $                -
                                                                                                                ------------------
            b.    The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .............     $                -
                                                                                                                ------------------
19.   The Monthly Principal Reallocation Amount for the related Monthly Period ............................     $                -
                                                                                                                ------------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MICHAEL COCO
                 Name: Michael Coco
                 Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder ..........                      -
                                                                                                             ------------------
      2. The amount of distribution in respect to principal payment to the Class B Noteholder ..........                      -
                                                                                                             ------------------
      3. The amount of distribution in respect to principal payment to the Class C Noteholder ..........                      -
                                                                                                             ------------------
      4. The amount of distribution in respect to principal payment to the Class D Noteholder ..........                      -
                                                                                                             ------------------
II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest .........................                2.91917
                                                                                                             ------------------
      2. The amount of distribution in respect to the Class B Monthly Interest .........................                3.39278
                                                                                                             ------------------
      3. The amount of distribution in respect to the Class C Monthly Interest .........................                3.99556
                                                                                                             ------------------
      4. The amount of distribution in respect to the Class D Monthly Interest .........................                6.96639
                                                                                                             ------------------
III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
      $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder .........................                2.91917
                                                                                                             ------------------
      2. The total amount of distribution in respect to the Class B Noteholder .........................                3.39278
                                                                                                             ------------------
      3. The total amount of distribution in respect to the Class C Noteholder .........................                3.99556
                                                                                                             ------------------
      4. The total amount of distribution in respect to the Class D Noteholder .........................                6.96639
                                                                                                             ------------------
IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ....................................................     $   732,720,001.26
                                                                                                             ------------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date ................................     $    57,696,742.97
                                                                                                             ------------------
      3. Recoveries for the preceding Monthly Period ...................................................     $     1,569,668.20
                                                                                                             ------------------
      4. The Defaulted Amount for the preceding Monthly Period .........................................     $    17,677,985.46
                                                                                                             ------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period ..................................................                   5.95%
                                                                                                             ------------------
      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period ................................................................................     $ 3,223,666,959.35
                                                                                                             ------------------
      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period ................................................................................     $ 3,166,121,962.43
                                                                                                             ------------------
      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period .....................................................     $    54,072,505.86
                                                                                                             ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
    of the preceding Monthly Period......................................................................       $    52,574,134.63
                                                                                                                ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of
    the preceding Monthly Period ........................................................................       $ 2,739,750,000.00
                                                                                                                ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period ..........................       $   426,371,962.43
                                                                                                                ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period ........................                    13.47%
                                                                                                                ------------------
13. The Required Transferor Percentage ..................................................................                     6.00%
                                                                                                                ------------------
14. The Required Transferor Interest ....................................................................       $   189,967,317.75
                                                                                                                ------------------
15. The monthly principal payment rate for the preceding Monthly Period .................................                   22.729%
                                                                                                                ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ........       $                -
                                                                                                                ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                  Percentage                       Aggregate
                                                                   of Total                         Account
                                                                  Receivables                       Balance
(a) Delinquent between 30 days and 59 days                           1.209%                   $    38,920,687.11
(b) Delinquent between 60 days and 89 days                           0.940%                   $    30,267,096.98
(c) Delinquent between 90 days and 119 days                          0.816%                   $    26,254,350.95
(d) Delinquent between 120 days and 149 days                         0.631%                   $    20,303,411.84
(e) Delinquent between 150 days and 179 days                         0.549%                   $    17,664,662.62
(f) Delinquent 180 days or greater                                   0.000%                   $                -
                                                                     -----                    ------------------
(g) Aggregate                                                        4.145%                   $   133,410,209.50
                                                                     =====                    ==================

V. Information regarding Series 2001-A

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2001-A as of the last day of
         the related Monthly Period .......................................                    $   300,000,000.00
                                                                                               ------------------
      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount  of Series 2001-A on the last
         day of the related Monthly Period ................................                    $   300,000,000.00
                                                                              NOTE FACTORS     ------------------

      3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
         related Monthly Period ...........................................      1.0000        $   240,000,000.00
                                                                                               ------------------
      4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
         related Monthly Period ...........................................      1.0000        $    28,500,000.00
                                                                                               ------------------
      5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
         related Monthly Period............................................      1.0000        $    21,000,000.00
                                                                                               ------------------
      6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
         related Monthly Period............................................      1.0000        $    10,500,000.00
                                                                                               ------------------
      7. The Floating Investor Percentage with respect to the period:
                                                                                               ------------------
      May 1, 2005 through May 31, 2005.....................................                             9.3061722%
                                                                                               ------------------
      8. The Fixed Investor Percentage with respect to the period:

      May 1, 2005 through May 31, 2005                                                                 N/A
                                                                                               ------------------
      9. The amount of Investor Principal Collections applicable to
         Series 2001-A ....................................................                    $    68,188,185.06
                                                                                               ------------------
      10a. The amount of Available Finance Charge Collections on deposit in the Collection Account on the related Payment
           Date ...........................................................                    $     4,060,259.52
                                                                                               ------------------
      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment
           Date pursuant to Section 8.04(a) of the Master
           Indenture ......................................................                    $     1,336,389.01
                                                                                               ------------------
      11. The Investor Default Amount for the related Monthly
          Period ..........................................................                    $     1,645,143.76
                                                                                               ------------------
      12. The Monthly Servicing Fee for the related Monthly
          Period ..........................................................                    $       500,000.00
                                                                                               ------------------

13.   Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period ...........................................                  21.59%
                                                                                                             ------------------
            b. The default rate for the related Monthly Period .........................................                   6.58%
                                                                                                             ------------------
            c. The Net Portfolio Yield for the related Monthly Period ..................................                  15.01%
                                                                                                             ------------------
            d. The Base Rate for the related Monthly Period ............................................                   5.82%
                                                                                                             ------------------
            e. The Excess Spread Percentage for the related Monthly Period .............................                   9.19%
                                                                                                             ------------------
            f. The Quarterly Excess Spread Percentage for the related Monthly Period ...................                   9.93%
                                                                                                             ------------------
                  i)   Excess Spread Percentage related to                    May-05                                       9.19%
                                                                                                             ------------------
                  ii)  Excess Spread Percentage related to                    Apr-05                                      10.17%
                                                                                                             ------------------
                  iii) Excess Spread Percentage related to                    Mar-05                                      10.42%
                                                                                                             ------------------
14.   Floating Rate Determinations:

LIBOR for the Interest Period from May 20, 2005 through and including June 19, 2005                                     3.09000%
                                                                                                             ------------------
15.   Principal Funding Account

            a. The amount on deposit in the Principal Funding Account on the related Payment Date
               (after taking into consideration deposits and withdraws for the related Payment Date) ...     $                -
                                                                                                             ------------------
            b. The Accumulation Shortfall with respect to the related Monthly Period ...................     $                -
                                                                                                             ------------------
            c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
               treated as Available Finance Charge Collections .........................................     $                -
                                                                                                             ------------------
16.   Reserve Account

            a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
               into consideration deposits and withdraws for the related Payment Date) .................     $                -
                                                                                                             ------------------
            b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
               Account to be treated as Available Finance Charge Collections ...........................     $                -
                                                                                                             ------------------
            c. Interest earnings on the Reserve Account deposited into the Collection Account to be
               treated as Available Finance Charge Collections .........................................     $                -
                                                                                                             ------------------
17.   Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related Payment Date .................     $     5,250,000.00
                                                                                                             ------------------
            b. The Available Cash Collateral Account Amount on the related Payment Date ................     $     5,250,000.00
                                                                                                             ------------------
18.   Investor Charge-Offs

            a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .............     $                -
                                                                                                             ------------------
            b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .............     $                -
                                                                                                             ------------------
19.   The Monthly Principal Reallocation Amount for the related Monthly Period ............................  $                -
                                                                                                             ------------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the Class A Noteholder.......      $          1,000.0000
                                                                                                             ---------------------

         2. The amount of distribution in respect to principal payment to the Class B Noteholder.......      $          1,000.0000
                                                                                                             ---------------------

         3. The amount of distribution in respect to principal payment to the Class C Noteholder.......      $          1,000.0000
                                                                                                             ---------------------

         4. The amount of distribution in respect to principal payment to the Class D Noteholder.......      $          1,000.0000
                                                                                                             ---------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest......................      $             2.83306
                                                                                                             ---------------------

         2. The amount of distribution in respect to the Class B Monthly Interest......................      $             3.26361
                                                                                                             ---------------------

         3. The amount of distribution in respect to the Class C Monthly Interest......................      $             4.16778
                                                                                                             ---------------------

         4. The amount of distribution in respect to the Class D Monthly Interest......................      $             8.25806
                                                                                                             ---------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholder......................      $         1,002.83306
                                                                                                             ---------------------

         2. The total amount of distribution in respect to the Class B Noteholder......................      $         1,003.26361
                                                                                                             ---------------------

         3. The total amount of distribution in respect to the Class C Noteholder......................      $         1,004.16778
                                                                                                             ---------------------

         4. The total amount of distribution in respect to the Class D Noteholder......................      $         1,008.25806
                                                                                                             ---------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal Receivables for the
            Monthly Period preceding such Payment Date.................................................      $      732,720,001.26
                                                                                                             ---------------------

         2. The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date..............      $       57,696,742.97
                                                                                                             ---------------------

         3. Recoveries for the preceding Monthly Period................................................      $        1,569,668.20
                                                                                                             ---------------------

         4. The Defaulted Amount for the preceding Monthly Period......................................      $       17,677,985.46
                                                                                                             ---------------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the
            Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
            is the average Receivables for the preceding Monthly Period................................                       5.95%
                                                                                                             ---------------------

         6. The total amount of Principal Receivables in the trust at the beginning of the
            preceding Monthly Period...................................................................      $    3,223,666,959.35
                                                                                                             ---------------------

         7. The total amount of Principal Receivables in the trust as of the last day of the
            preceding Monthly Period...................................................................      $    3,166,121,962.43
                                                                                                             ---------------------

         8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
            beginning of the preceding Monthly Period..................................................      $       54,072,505.86
                                                                                                             ---------------------

 9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
    of the preceding Monthly Period ....................................................................     $       52,574,134.63
                                                                                                             ---------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of
    the preceding Monthly Period ......................................................................      $    2,739,750,000.00
                                                                                                             ---------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period ........................      $      426,371,962.43
                                                                                                             ---------------------

12. The transferor percentage as of the last day of the preceding Monthly Period ......................                      13.47%
                                                                                                             ---------------------

13. The Required Transferor Percentage ................................................................                       6.00%
                                                                                                             ---------------------

14. The Required Transferor Interest ..................................................................      $      189,967,317.75
                                                                                                             ---------------------

15. The monthly principal payment rate for the preceding Monthly Period ...............................                     22.729%
                                                                                                             ---------------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ......      $                   -
                                                                                                             ---------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage      Aggregate
                                                of Total        Account
                                              Receivables       Balance
(a) Delinquent between 30 days and 59 days       1.209%     $ 38,920,687.11
(b) Delinquent between 60 days and 89 days       0.940%     $ 30,267,096.98
(c) Delinquent between 90 days and 119 days      0.816%     $ 26,254,350.95
(d) Delinquent between 120 days and 149 days     0.631%     $ 20,303,411.84
(e) Delinquent between 150 days and 179 days     0.549%     $ 17,664,662.62
(f) Delinquent 180 days or greater               0.000%     $             -
                                                 -----      ---------------
(g) Aggregate                                    4.145%     $133,410,209.50
                                                 =====      ===============

V. Information regarding Series 2002-A

1. The amount of Principal Receivables in the Trust represented by the Invested Amount
   of Series 2002-A as of the last day of the related Monthly Period .......................                    $   300,000,000.00

                                                                                                                ------------------
2. The amount of Principal Receivables in the Trust represented by the Adjusted
   Invested Amount of Series 2002-A on the last day of the related Monthly Period ..........                    $   150,000,000.00
                                                                                                                ------------------
                                                                                              NOTE FACTORS

3. The amount of Principal Receivables in the Trust represented by the Class A Note
   Principal Balance on the related Payment Date after taking into consideration all
   payments made on such date ..............................................................     0.0000         $                -
                                                                                                                ------------------

4. The amount of Principal Receivables in the Trust represented by the Class B Note
   Principal Balance on the related Payment Date after taking into consideration all
   payments made on such date ..............................................................     0.0000         $                -
                                                                                                                ------------------

5. The amount of Principal Receivables in the Trust represented by the Class C Note
   Principal Balance on the related Payment Date after taking into consideration all
   payments made on such date ..............................................................     0.0000         $                -
                                                                                                                ------------------

6. The amount of Principal Receivables in the trust represented by the Class D Note
   Principal Balance the related Payment Date after taking into consideration all
   payments made on such date ..............................................................     0.0000         $                -
                                                                                                                ------------------

7. The Floating Investor Percentage with respect to the period:

May 1, 2005 through May 31, 2005                                                                                         9.3061722%
                                                                                                                ------------------

8. The Fixed Investor Percentage with respect to the period:

May 1, 2005 through May 31, 2005                                                                                         9.3061722%
                                                                                                                ------------------

9. The amount of Investor Principal Collections applicable to Series 2002-A ................                    $    68,188,185.06
                                                                                                                ------------------

10a. The amount of the Investor Finance Charge Collections on deposit in the
     Collection Account on the Related Payment Date to be treated as Servicer
     Interchange ...........................................................................                    $        31,250.00
                                                                                                                ------------------

10b. The amount of Available Finance Charge Collections on deposit in the Collection
     Account on the related Payment Date ...................................................                    $     4,446,316.68
                                                                                                                ------------------

10c. The amount of Available Finance Charge Collections not on deposit in the
     Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
     Master Indenture ......................................................................                    $     1,292,490.67
                                                                                                                ------------------

11. The Investor Default Amount for the related Monthly Period .............................                    $     1,645,143.76
                                                                                                                ------------------

12. The Monthly Servicing Fee for the related Monthly Period ..........................................         $       250,000.00
                                                                                                                ------------------

13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period .............................................                      23.08%
                                                                                                                ------------------

         b. The default rate for the related Monthly Period ...........................................                       6.58%
                                                                                                                ------------------

         c. The Net Portfolio Yield for the related Monthly Period ....................................                      16.50%
                                                                                                                ------------------

         d. The Base Rate for the related Monthly Period ..............................................                       4.79%
                                                                                                                ------------------

         e. The Excess Spread Percentage for the related Monthly Period ...............................                      11.71%
                                                                                                                ------------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period .....................                      10.79%
                                                                                                                ------------------

                   i) Excess Spread Percentage related to          May-05                                                    11.71%
                                                                                                                ------------------

                   ii) Excess Spread Percentage related to         Apr-05                                                    10.20%
                                                                                                                ------------------

                   iii) Excess Spread Percentage related to        Mar-05                                                    10.45%
                                                                                                                ------------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from May 20, 2005 through and including June 19, 2005                                        3.09000%
                                                                                                                ------------------

15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related Payment Date
            (after taking into consideration deposits and withdraws for the related Payment Date) .....         $                -
                                                                                                                ------------------

         b. The Accumulation Shortfall with respect to the related Monthly Period .....................         $                -
                                                                                                                ------------------

         c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections ...........................................         $       372,489.20
                                                                                                                ------------------

16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date) ...................         $                -
                                                                                                                ------------------

         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections .............................         $                -
                                                                                                                ------------------

         c. Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections ...........................................         $           919.62
                                                                                                                ------------------

17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date ...................         $                -
                                                                                                                ------------------

         b. The Available Cash Collateral Account Amount on the related Payment Date ..................         $                -
                                                                                                                ------------------

18. Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ...............         $                -
                                                                                                                ------------------

         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...............         $                -
                                                                                                                ------------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period ..........................         $                -
                                                                                                                ------------------


                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the Class A Noteholder .......                          -
                                                                                                                ------------------

        2. The amount of distribution in respect to principal payment to the Class B Noteholder .......                          -
                                                                                                                ------------------

        3. The amount of distribution in respect to principal payment to the Class C Noteholder .......                          -
                                                                                                                ------------------

        4. The amount of distribution in respect to principal payment to the Class D Noteholder .......                          -
                                                                                                                ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest ......................                    3.00528
                                                                                                                ------------------

        2. The amount of distribution in respect to the Class B Monthly Interest ......................                    4.16778
                                                                                                                ------------------

        3. The amount of distribution in respect to the Class C Monthly Interest ......................                    5.67472
                                                                                                                ------------------

        4. The amount of distribution in respect to the Class D Monthly Interest ......................                    9.54972
                                                                                                                ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A Noteholder ......................                    3.00528
                                                                                                                ------------------

        2. The total amount of distribution in respect to the Class B Noteholder ......................                    4.16778
                                                                                                                ------------------

        3. The total amount of distribution in respect to the Class C Noteholder ......................                    5.67472
                                                                                                                ------------------

        4. The total amount of distribution in respect to the Class D Noteholder ......................                    9.54972
                                                                                                                ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

        1. The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date .............................................         $   732,720,001.26
                                                                                                                ------------------

        2. The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date ..............         $    57,696,742.97
                                                                                                                ------------------

        3. Recoveries for the preceding Monthly Period ................................................         $     1,569,668.20
                                                                                                                ------------------

        4. The Defaulted Amount for the preceding Monthly Period ......................................         $    17,677,985.46
                                                                                                                ------------------

        5. The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period ....................                       5.95%
                                                                                                                ------------------

        6. The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period ...................................................................         $ 3,223,666,959.35
                                                                                                                ------------------

        7. The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period ...................................................................         $ 3,166,121,962.43
                                                                                                                ------------------

        8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period ..................................................         $    54,072,505.86
                                                                                                                ------------------


9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
   day of the preceding Monthly Period ................................................................         $    52,574,134.63
                                                                                                                ------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
    day of the preceding Monthly Period ...............................................................         $ 2,739,750,000.00
                                                                                                                ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period ........................         $   426,371,962.43
                                                                                                                ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period ......................                      13.47%
                                                                                                                ------------------

13. The Required Transferor Percentage ................................................................                       6.00%
                                                                                                                ------------------

14. The Required Transferor Interest ..................................................................         $   189,967,317.75
                                                                                                                ------------------

15. The monthly principal payment rate for the preceding Monthly Period ...............................                     22.729%
                                                                                                                ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ......         $                -
                                                                                                                ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                              Percentage      Aggregate
                                               of Total        Account
                                              Receivables      Balance
(a) Delinquent between 30 days and 59 days    1.209%        $ 38,920,687.11
(b) Delinquent between 60 days and 89 days    0.940%        $ 30,267,096.98
(c) Delinquent between 90 days and 119 days   0.816%        $ 26,254,350.95
(d) Delinquent between 120 days and 149 days  0.631%        $ 20,303,411.84
(e) Delinquent between 150 days and 179 days  0.549%        $ 17,664,662.62
(f) Delinquent 180 days or greater            0.000%        $             -
                                              -----         ---------------
(g) Aggregate                                 4.145%        $133,410,209.50
                                              =====         ===============

V. Information regarding Series 2003-A

1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
   Series 2003-A as of the last day of the related Monthly Period ..........................                    $   400,000,000.00
                                                                                                                ------------------

2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
   Amount of Series 2003-A on the last day of the related Monthly Period ...................                    $   400,000,000.00
                                                                                                                ------------------

                                                                                                NOTE FACTORS

3. The amount of Principal Receivables in the Trust represented by the Class A Note
   Principal Balance on the last day of the related Monthly Period ..........................      1.0000       $   320,000,000.00
                                                                                                                ------------------

4. The amount of Principal Receivables in the Trust represented by the Class B Note
   Principal Balance on the last day of the related Monthly Period ..........................      1.0000       $    37,000,000.00
                                                                                                                ------------------

5. The amount of Principal Receivables in the Trust represented by the Class C Note
   Principal Balance on the last day of the related Monthly Period ..........................      1.0000       $    29,000,000.00
                                                                                                                ------------------

6. The amount of Principal Receivables in the trust represented by the Class D Note
   Principal Balance on the last day of the related Monthly Period ..........................      1.0000       $    14,000,000.00
                                                                                                                ------------------

7. The Floating Investor Percentage with respect to the period:

May 1, 2005 through May 31, 2005                                                                                        12.4082297%
                                                                                                                ------------------

8. The Fixed Investor Percentage with respect to the period:

May 1, 2005 through May 31, 2005                                                                                        N/A
                                                                                                                ------------------

9. The amount of Investor Principal Collections applicable to Series 2003-A .................                   $    90,917,580.78
                                                                                                                ------------------

10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
     Account on the Related Payment Date to be treated as Servicer Interchange ..............                   $        83,333.33
                                                                                                                ------------------

10b. The amount of Available Finance Charge Collections on deposit in the Collection
     Account on the related Payment Date ....................................................                   $     5,413,679.37
                                                                                                                ------------------

10c. The amount of Available Finance Charge Collections not on deposit in the Collection
     Account on the related Payment Date pursuant to Section 8.04(a) of the Master
     Indenture ..............................................................................                   $     1,698,518.72
                                                                                                                ------------------

11. The Investor Default Amount for the related Monthly Period ..............................                   $     2,193,525.06
                                                                                                                ------------------

12. The Monthly Servicing Fee for the related Monthly Period ................................                   $       666,666.67
                                                                                                                ------------------

13. Trust yields for the related Monthly Period

       a. The cash yield for the related Monthly Period ......................................          21.59%
                                                                                                -------------

       b. The default rate for the related Monthly Period ....................................           6.58%
                                                                                                -------------

       c. The Net Portfolio Yield for the related Monthly Period .............................          15.01%
                                                                                                -------------

       d. The Base Rate for the related Monthly Period .......................................           6.24%
                                                                                                -------------

       e. The Excess Spread Percentage for the related Monthly Period ........................           8.77%
                                                                                                -------------

       f. The Quarterly Excess Spread Percentage for the related Monthly Period ..............           9.51%
                                                                                                -------------

              i) Excess Spread Percentage related to         May-05                                      8.77%
                                                                                                -------------

              ii) Excess Spread Percentage related to        Apr-05                                      9.75%
                                                                                                -------------

             iii) Excess Spread Percentage related to        Mar-05                                     10.00%
                                                                                                -------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from May 20, 2005 through and including June 19, 2005 ..........        3.09000%
                                                                                                -------------

15. Principal Funding Account

       a. The amount on deposit in the Principal Funding Account on the related Payment Date
          (after taking into consideration deposits and withdraws for the related Payment
          Date) ..............................................................................  $           -
                                                                                                -------------

       b. The Accumulation Shortfall with respect to the related Monthly Period ..............  $           -
                                                                                                -------------

       c. The Principal Funding Investment Proceeds deposited in the Collection Account to
          be treated as Available Finance Charge Collections .................................  $           -
                                                                                                -------------

16. Reserve Account

       a. The amount on deposit in the Reserve Account on the related Payment Date (after
          taking into consideration deposits and withdraws for the related Payment Date) .....  $           -
                                                                                                -------------

       b. The Reserve Draw Amount for the related Monthly Period deposited into the
          Collection Account to be treated as Available Finance Charge Collections ...........  $           -
                                                                                                -------------

       c. Interest earnings on the Reserve Account deposited into the Collection Account to
          be treated as Available Finance Charge Collections .................................  $           -
                                                                                                -------------

17. Cash Collateral Account

       a. The Required Cash Collateral Account Amount on the related Payment Date ............   8,000,000.00
                                                                                                -------------

       b. The Available Cash Collateral Account Amount on the related Payment Date ...........  $8,000,000.00
                                                                                                -------------

18. Investor Charge-Offs

       a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ........  $           -
                                                                                                -------------

       b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ........  $           -
                                                                                                -------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period .................  $           -
                                                                                                -------------

            Advanta Bank Corp.
            as Servicer

            By: /s/ MICHAEL COCO
            Name: Michael Coco
            Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the Class A Noteholder ...........   $               -
                                                                                                              -----------------

        2. The amount of distribution in respect to principal payment to the Class B Noteholder ...........   $               -
                                                                                                              -----------------

        3. The amount of distribution in respect to principal payment to the Class C Noteholder ...........   $               -
                                                                                                              -----------------

        4. The amount of distribution in respect to principal payment to the Class D Noteholder ...........   $               -
                                                                                                              -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest ..........................             2.96222
                                                                                                              -----------------

        2. The amount of distribution in respect to the Class B Monthly Interest ..........................             4.08167
                                                                                                              -----------------

        3. The amount of distribution in respect to the Class C Monthly Interest ..........................             6.19139
                                                                                                              -----------------

        4. The amount of distribution in respect to the Class D Monthly Interest ..........................             9.54972
                                                                                                              -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A Noteholder ..........................             2.96222
                                                                                                              -----------------

        2. The total amount of distribution in respect to the Class B Noteholder ..........................             4.08167
                                                                                                              -----------------

        3. The total amount of distribution in respect to the Class C Noteholder ..........................             6.19139
                                                                                                              -----------------

        4. The total amount of distribution in respect to the Class D Noteholder ..........................             9.54972
                                                                                                              -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

        1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
           Period preceding such Payment Date .............................................................   $  732,720,001.26
                                                                                                              -----------------

        2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date .................................   $   57,696,742.97
                                                                                                              -----------------

        3. Recoveries for the preceding Monthly Period ....................................................   $    1,569,668.20
                                                                                                              -----------------

        4. The Defaulted Amount for the preceding Monthly Period ..........................................   $   17,677,985.46
                                                                                                              -----------------

        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
           Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
           Receivables for the preceding Monthly Period ...................................................                5.95%
                                                                                                              -----------------

        6. The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
           Period .........................................................................................   $3,223,666,959.35
                                                                                                              -----------------

        7. The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period .................................................................................   $3,166,121,962.43
                                                                                                              -----------------

        8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
           of the preceding Monthly Period ................................................................   $   54,072,505.86
                                                                                                              -----------------

        9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
           day of the preceding Monthly Period ............................................................   $   52,574,134.63
                                                                                                              -----------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
    the last day of the preceding Monthly Period ...................................................      $ 2,739,750,000.00
                                                                                                          ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period .....................      $   426,371,962.43
                                                                                                          ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period ...................                   13.47%
                                                                                                          ------------------

13. The Required Transferor Percentage .............................................................                    6.00%
                                                                                                          ------------------

14. The Required Transferor Interest ...............................................................      $   189,967,317.75
                                                                                                          ------------------

15. The monthly principal payment rate for the preceding Monthly Period ............................                  22.729%
                                                                                                          ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ...      $                -
                                                                                                          ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage            Aggregate
                                                               of Total             Account
                                                             Receivables            Balance
(a) Delinquent between 30 days and 59 days                      1.209%          $ 38,920,687.11
(b) Delinquent between 60 days and 89 days                      0.940%          $ 30,267,096.98
(c) Delinquent between 90 days and 119 days                     0.816%          $ 26,254,350.95
(d) Delinquent between 120 days and 149 days                    0.631%          $ 20,303,411.84
(e) Delinquent between 150 days and 179 days                    0.549%          $ 17,664,662.62
(f) Delinquent 180 days or greater                              0.000%          $             -
                                                                -----           ---------------
(g) Aggregate                                                   4.145%          $133,410,209.50
                                                                =====           ===============

V. Information regarding Series 2003-B

   1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
      Series 2003-B as of the last day of the related Monthly Period ..........................                 $300,000,000.00
                                                                                                                ---------------

   2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
      Amount of Series 2003-B on the last day of the related Monthly Period ...................                 $300,000,000.00
                                                                                                                ---------------
                                                                                                 NOTE FACTORS
   3. The amount of Principal Receivables in the Trust represented by the Class A Note
      Principal Balance on the last day of the related Monthly Period .........................      1.0000     $240,000,000.00
                                                                                                                ---------------

   4. The amount of Principal Receivables in the Trust represented by the Class B Note
      Principal Balance on the last day of the related Monthly Period .........................      1.0000     $ 27,750,000.00
                                                                                                                ---------------

   5. The amount of Principal Receivables in the Trust represented by the Class C Note
      Principal Balance on the last day of the related Monthly Period .........................      1.0000     $ 21,750,000.00
                                                                                                                ---------------

   6. The amount of Principal Receivables in the trust represented by the Class D Note
      Principal Balance on the last day of the related Monthly Period .........................      1.0000     $ 10,500,000.00
                                                                                                                ---------------

   7. The Floating Investor Percentage with respect to the period:

   May 1, 2005 through May 31, 2005                                                                                   9.3061722%
                                                                                                                ---------------
   8. The Fixed Investor Percentage with respect to the period:

   May 1, 2005 through May 31, 2005                                                                                    N/A
                                                                                                                ---------------

   9. The amount of Investor Principal Collections applicable to Series 2003-B ................                 $ 68,188,185.06
                                                                                                                ---------------

   10a. The amount of Available Finance Charge Collections on deposit in the Collection
      Account on the related Payment Date .....................................................                 $  4,060,259.52
                                                                                                                ---------------

   10b. The amount of Available Finance Charge Collections not on deposit in the Collection
      Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture .                 $  1,336,389.01
                                                                                                                ---------------

   11. The Investor Default Amount for the related Monthly Period .............................                 $  1,645,143.76
                                                                                                                ---------------

   12. The Monthly Servicing Fee for the related Monthly Period ...............................                 $    500,000.00
                                                                                                                ---------------

   13. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ......................................                           21.59%
                                                                                                                ---------------

        b. The default rate for the related Monthly Period ....................................                            6.58%
                                                                                                                ---------------

        c. The Net Portfolio Yield for the related Monthly Period .............................                           15.01%
                                                                                                                ---------------

     d. The Base Rate for the related Monthly Period..........................................                6.24%
                                                                                                     -------------

     e. The Excess Spread Percentage for the related Monthly Period...........................                8.77%
                                                                                                     -------------

     f. The Quarterly Excess Spread Percentage for the related Monthly Period.................                9.51%
                                                                                                     -------------

            i) Excess Spread Percentage related to         May-05                                             8.77%
                                                                                                     -------------

            ii) Excess Spread Percentage related to        Apr-05                                             9.76%
                                                                                                     -------------

            iii) Excess Spread Percentage related to       Mar-05                                            10.01%
                                                                                                     -------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from May 20, 2005 through and including June 19, 2005                        3.09000%
                                                                                                     -------------

15. Principal Funding Account

     a. The amount on deposit in the Principal Funding Account on the related Payment Date
        (after taking into consideration deposits and withdraws for the related Payment
        Date).................................................................................       $           -
                                                                                                     -------------

     b. The Accumulation Shortfall with respect to the related Monthly Period.................       $           -
                                                                                                     -------------

     c. The Principal Funding Investment Proceeds deposited in the Collection
        Account to be treated as Available Finance Charge Collections.........................       $           -
                                                                                                     -------------

16. Reserve Account

     a. The amount on deposit in the Reserve Account on the related Payment Date (after
        taking into consideration deposits and withdraws for the related Payment Date)........       $           -
                                                                                                     -------------

     b. The Reserve Draw Amount for the related Monthly Period deposited into the
        Collection Account to be treated as Available Finance Charge Collections..............       $           -
                                                                                                     -------------

     c. Interest earnings on the Reserve Account deposited into the Collection
        Account to be treated as Available Finance Charge Collections.........................       $           -
                                                                                                     -------------

17. Cash Collateral Account

     a. The Required Cash Collateral Account Amount on the related Payment Date...............       $6,750,000.00
                                                                                                     -------------

     b. The Available Cash Collateral Account Amount on the related Payment Date..............       $6,750,000.00
                                                                                                     -------------

18. Investor Charge-Offs

     a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...........       $           -
                                                                                                     -------------

     b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...........       $           -
                                                                                                     -------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period..................       $           -
                                                                                                     -------------

           Advanta Bank Corp.
           as Servicer

           By: /s/ MICHAEL COCO
           Name:  Michael Coco
           Title:  Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A-1 Noteholders...........    $               -
                                                                                                               -----------------
      2. The amount of distribution in respect to principal payment to the Class A-2 Noteholders...........    $               -
                                                                                                               -----------------
      3. The amount of distribution in respect to principal payment to the Class B Noteholders.............    $               -
                                                                                                               -----------------
      4. The amount of distribution in respect to principal payment to the Class C-1 Noteholders...........    $               -
                                                                                                               -----------------
      5. The amount of distribution in respect to principal payment to the Class C-2 Noteholders...........    $               -
                                                                                                               -----------------
      6. The amount of distribution in respect to principal payment to the Class D Noteholders.............    $               -
                                                                                                               -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A-1 Monthly Interest...........................    $         2.93555
                                                                                                               -----------------
      2. The amount of distribution in respect to the Class A-2 Monthly Interest...........................    $         2.85889
                                                                                                               -----------------
      3. The amount of distribution in respect to the Class B Monthly Interest.............................    $         3.95250
                                                                                                               -----------------
      4. The amount of distribution in respect to the Class C-1 Monthly Interest...........................    $         6.06222
                                                                                                               -----------------
      5. The amount of distribution in respect to the Class C-2 Monthly Interest...........................    $         4.95833
                                                                                                               -----------------
      6. The amount of distribution in respect to the Class D Monthly Interest.............................    $         8.68861
                                                                                                               -----------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A-1 Noteholders..........................    $         2.93555
                                                                                                               -----------------
      2. The total amount of distribution in respect to the Class A-2 Noteholders..........................    $         2.85889
                                                                                                               -----------------
      3. The total amount of distribution in respect to the Class B Noteholders............................    $         3.95250
                                                                                                               -----------------
      4. The total amount of distribution in respect to the Class C-1 Noteholders..........................    $         6.06222
                                                                                                               -----------------
      5. The total amount of distribution in respect to the Class C-2 Noteholders..........................    $         4.95833
                                                                                                               -----------------
      6. The total amount of distribution in respect to the Class D Noteholders............................    $         8.68861
                                                                                                               -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
         Period preceding such Payment Date................................................................    $  732,720,001.26
                                                                                                               -----------------

      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date....................................    $   57,696,742.97
                                                                                                               -----------------

      3. Recoveries for the preceding Monthly Period.......................................................    $    1,569,668.20
                                                                                                               -----------------

      4. The Defaulted Amount for the preceding Monthly Period ............................................    $   17,677,985.46
                                                                                                               -----------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period......................................................                 5.95%
                                                                                                               -----------------

      6. The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
         Period............................................................................................    $3,223,666,959.35
                                                                                                               -----------------

      7. The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly
         Period............................................................................................    $3,166,121,962.43
                                                                                                               -----------------

      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
         of the preceding Monthly Period...................................................................    $   54,072,505.86
                                                                                                               -----------------

      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period...............................................................    $   52,574,134.63
                                                                                                               -----------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
    the last day of the preceding Monthly Period ..........................................   $2,739,750,000.00
                                                                                              -----------------

11. The Transferor Interest as of the last day of the preceding Monthly Period ............   $  426,371,962.43
                                                                                              -----------------

12. The transferor percentage as of the last day of the preceding Monthly Period ..........               13.47%
                                                                                              -----------------

13. The Required Transferor Percentage ....................................................                6.00%
                                                                                              -----------------

14. The Required Transferor Interest ......................................................   $  189,967,317.75
                                                                                              -----------------

15. The monthly principal payment rate for the preceding Monthly Period ...................              22.729%
                                                                                              -----------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
    Period ................................................................................   $               -
                                                                                              -----------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                 Percentage                   Aggregate
                                                  of Total                     Account
                                                 Receivables                   Balance
                                                 -----------               ---------------
(a) Delinquent between 30 days and 59 days          1.209%                 $ 38,920,687.11
(b) Delinquent between 60 days and 89 days          0.940%                 $ 30,267,096.98
(c) Delinquent between 90 days and 119 days         0.816%                 $ 26,254,350.95
(d) Delinquent between 120 days and 149 days        0.631%                 $ 20,303,411.84
(e) Delinquent between 150 days and 179 days        0.549%                 $ 17,664,662.62
(f) Delinquent 180 days or greater                  0.000%                 $             -
                                                    -----                  ---------------
(g) Aggregate                                       4.145%                 $133,410,209.50
                                                    =====                  ===============

V. Information regarding Series 2003-C

    1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
       Series 2003-C as of the last day of the related Monthly Period ............................                  $300,000,000.00
                                                                                                                    ---------------

    2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2003-C on the last day of the related Monthly Period .....................                  $300,000,000.00
                                                                                                                    ---------------
                                                                                                      NOTE FACTORS
    3. The amount of Principal Receivables in the Trust represented by the Class A-1 Note
       Principal Balance on the last day of the related Monthly Period ...........................        1.0000    $210,000,000.00
                                                                                                                    ---------------

    4. The amount of Principal Receivables in the Trust represented by the Class A-2 Note
       Principal Balance on the last day of the related Monthly Period ...........................        1.0000    $ 30,000,000.00
                                                                                                                    ---------------

    5. The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period ...........................        1.0000    $ 27,750,000.00
                                                                                                                    ---------------

    6. The amount of Principal Receivables in the Trust represented by the Class C-1 Note
       Principal Balance on the last day of the related Monthly Period ...........................        1.0000    $ 10,000,000.00
                                                                                                                    ---------------

    7. The amount of Principal Receivables in the Trust represented by the Class C-2 Note
       Principal Balance on the last day of the related Monthly Period ...........................        1.0000    $ 11,750,000.00
                                                                                                                    ---------------

    8. The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period ...........................        1.0000    $ 10,500,000.00
                                                                                                                    ---------------

    9. The Floating Investor Percentage with respect to the period:

    May 1, 2005 through May 31, 2005                                                                                      9.3061722%
                                                                                                                    ---------------

    10. The Fixed Investor Percentage with respect to the period:

    May 1, 2005 through May 31, 2005                                                                                       N/A
                                                                                                                    ---------------

    11. The amount of Investor Principal Collections applicable to Series 2003-C .................                  $ 68,188,185.06
                                                                                                                    ---------------

    12a. The amount of Available Finance Charge Collections on deposit in the Collection
       Account on the related Payment Date .......................................................                  $  4,061,178.13
                                                                                                                    ---------------

    12b. The amount of Available Finance Charge Collections not on deposit in the Collection
       Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture ...                  $  1,336,389.01
                                                                                                                    ---------------

    13. The Investor Default Amount for the related Monthly Period ...............................                  $  1,645,143.76
                                                                                                                    ---------------

    14. The Monthly Servicing Fee for the related Monthly Period .................................                  $    500,000.00
                                                                                                                    ---------------

15. Trust yields for the related Monthly Period

       a. The cash yield for the related Monthly Period .........................................               21.59%
                                                                                                              -------

       b. The default rate for the related Monthly Period .......................................                6.58%
                                                                                                              -------

       c. The Net Portfolio Yield for the related Monthly Period ................................               15.01%
                                                                                                              -------

       d. The Base Rate for the related Monthly Period ..........................................                6.09%
                                                                                                              -------

       e. The Excess Spread Percentage for the related Monthly Period ...........................                8.92%
                                                                                                              -------

       f. The Quarterly Excess Spread Percentage for the related Monthly Period .................                9.65%
                                                                                                              -------

              i) Excess Spread Percentage related to                   May-05                                    8.92%
                                                                                                              -------

              ii) Excess Spread Percentage related to                  Apr-05                                    9.89%
                                                                                                              -------

              iii) Excess Spread Percentage related to                 Mar-05                                   10.13%
                                                                                                              -------

16. Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from May 20, 2005 through and including June 19, 2005      3.00903%
                                                                                                              -------
LIBOR for the Interest Period from May 20, 2005 through and including June 19, 2005                           3.09000%
                                                                                                              -------

Federal Funds Rate in effect for each day during the interest period of May 20, 2005 through and including June 19, 2005

May 20        3.02%   May 28    3.01%    June 5         3.00%        June 13     3.01%
May 21        3.02%   May 29    3.01%    June 6         2.99%        June 14     3.04%
May 22        3.02%   May 30    3.01%    June 7         3.00%        June 15     3.01%
May 23        3.01%   May 31    3.01%    June 8         2.96%        June 16     3.01%
May 24        3.01%   June 1    3.09%    June 9         2.96%        June 17     3.01%
May 25        2.99%   June 2    3.02%    June 10        3.01%        June 18     3.01%
May 26        3.01%   June 3    3.00%    June 11        3.01%        June 19     3.01%
May 27        3.01%   June 4    3.00%    June 12        3.01%

17. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related Payment Date
           (after taking into consideration deposits and withdraws for the related Payment
           Date) ................................................................................     $           -
                                                                                                      -------------

        b. The Accumulation Shortfall with respect to the related Monthly Period ................     $           -
                                                                                                      -------------

        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections ......................................     $           -
                                                                                                      -------------

18. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date) .......     $  375,000.00
                                                                                                      -------------

        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections ........................     $           -
                                                                                                      -------------

        c. Interest earnings on the Reserve Account deposited into the Collection Account to be
           treated as Available Finance Charge Collections ......................................     $      918.61
                                                                                                      -------------

19. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date ..............     $6,750,000.00
                                                                                                      -------------

        b. The Available Cash Collateral Account Amount on the related Payment Date .............     $6,750,000.00
                                                                                                      -------------

20. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ..........     $           -
                                                                                                      -------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ..........     $           -
                                                                                                      -------------

21. The Monthly Principal Reallocation Amount for the related Monthly Period ....................     $           -
                                                                                                      -------------

        Advanta Bank Corp.
        as Servicer

        By: /s/ MICHAEL COCO
        Name: Michael Coco
        Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1. The amount of distribution in respect to principal payment to the Class A Noteholder.............     $               -
                                                                                                             -----------------

    2. The amount of distribution in respect to principal payment to the Class B Noteholder.............     $               -
                                                                                                             -----------------

    3. The amount of distribution in respect to principal payment to the Class C Noteholder.............     $               -
                                                                                                             -----------------

    4. The amount of distribution in respect to principal payment to the Class D Noteholder.............     $               -
                                                                                                             -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1. The amount of distribution in respect to the Class A Monthly Interest............................               2.89333
                                                                                                             -----------------

    2. The amount of distribution in respect to the Class B Monthly Interest............................               3.65111
                                                                                                             -----------------

    3. The amount of distribution in respect to the Class C Monthly Interest............................               5.15806
                                                                                                             -----------------

    4. The amount of distribution in respect to the Class D Monthly Interest............................               9.11917
                                                                                                             -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
$1,000 original Note Principal Balance)

    1. The total amount of distribution in respect to the Class A Noteholder............................               2.89333
                                                                                                             -----------------

    2. The total amount of distribution in respect to the Class B Noteholder............................               3.65111
                                                                                                             -----------------

    3. The total amount of distribution in respect to the Class C Noteholder............................               5.15806
                                                                                                             -----------------

    4. The total amount of distribution in respect to the Class D Noteholder ...........................               9.11917
                                                                                                             -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
       Period preceding such Payment Date...............................................................     $  732,720,001.26
                                                                                                             -----------------

    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date...................................     $   57,696,742.97
                                                                                                             -----------------

    3. Recoveries for the preceding Monthly Period......................................................     $    1,569,668.20
                                                                                                             -----------------

    4. The Defaulted Amount for the preceding Monthly Period............................................     $   17,677,985.46
                                                                                                             -----------------

    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period.....................................................                  5.95%
                                                                                                             -----------------

    6. The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period...................................................................................     $3,223,666,959.35
                                                                                                             -----------------

    7. The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period...................................................................................     $3,166,121,962.43
                                                                                                             -----------------

    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
       of the preceding Monthly Period..................................................................     $   54,072,505.86
                                                                                                             -----------------

    9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
       of the preceding Monthly Period..................................................................     $   52,574,134.63
                                                                                                             -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of
        the preceding Monthly Period....................................................................     $2,739,750,000.00
                                                                                                             -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period .....................     $  426,371,962.43
                                                                                                             -----------------

    12. The transferor percentage as of the last day of the preceding Monthly Period ...................                 13.47%
                                                                                                             -----------------

    13. The Required Transferor Percentage .............................................................                  6.00%
                                                                                                             -----------------

    14. The Required Transferor Interest ...............................................................     $  189,967,317.75
                                                                                                             -----------------

    15. The monthly principal payment rate for the preceding Monthly Period ............................                22.729%
                                                                                                             -----------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
        Period .........................................................................................     $               -
                                                                                                             -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                      Percentage                   Aggregate
                                                       of Total                     Account
                                                     Receivables                    Balance
(a) Delinquent between 30 days and 59 days              1.209%             $      38,920,687.11
(b) Delinquent between 60 days and 89 days              0.940%             $      30,267,096.98
(c) Delinquent between 90 days and 119 days             0.816%             $      26,254,350.95
(d) Delinquent between 120 days and 149 days            0.631%             $      20,303,411.84
(e) Delinquent between 150 days and 179 days            0.549%             $      17,664,662.62
(f) Delinquent 180 days or greater                      0.000%             $                  -
                                                        -----              --------------------
(g) Aggregate                                           4.145%             $     133,410,209.50
                                                        =====              ====================

V. Information regarding Series 2003-D

    1. The amount of Principal Receivables in the Trust represented by the Invested
       Amount of Series 2003-D as of the last day of the related Monthly Period ..........                   $  400,000,000.00
                                                                                                             -----------------

    2. The amount of Principal Receivables in the Trust represented by the Adjusted
       Invested Amount of Series 2003-D on the last day of the related Monthly Period ....                   $  400,000,000.00
                                                                                                             -----------------
                                                                                            NOTE FACTORS

    3. The amount of Principal Receivables in the Trust represented by the Class A
       Note Principal Balance on the last day of the related Monthly Period ..............     1.0000        $  320,000,000.00
                                                                                                             -----------------

    4. The amount of Principal Receivables in the Trust represented by the Class B
       Note Principal Balance on the last day of the related Monthly Period ..............     1.0000        $   37,000,000.00
                                                                                                             -----------------

    5. The amount of Principal Receivables in the Trust represented by the Class C
       Note Principal Balance on the last day of the related Monthly Period ..............     1.0000        $   29,000,000.00
                                                                                                             -----------------

    6. The amount of Principal Receivables in the trust represented by the Class D
       Note Principal Balance on the last day of the related Monthly Period ..............     1.0000        $   14,000,000.00
                                                                                                             -----------------

    7. The Floating Investor Percentage with respect to the period:

    May 1, 2005 through May 31, 2005 .....................................................                          12.4082297%
                                                                                                             -----------------

    8. The Fixed Investor Percentage with respect to the period:

    May 1, 2005 through May 31, 2005 .....................................................                            N/A
                                                                                                             -----------------

    9. The amount of Investor Principal Collections applicable to Series 2003-D ..........                   $   90,917,580.78
                                                                                                             -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date ..................................                   $    5,413,679.37
                                                                                                             -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a) of
         the Master Indenture ............................................................                   $    1,781,852.05
                                                                                                             -----------------

    11. The Investor Default Amount for the related Monthly Period .......................                   $    2,193,525.06
                                                                                                             -----------------

    12. The Monthly Servicing Fee for the related Monthly Period .........................                   $      666,666.67
                                                                                                             -----------------

    13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period ................................                               21.59%
                                                                                                             -----------------

         b. The default rate for the related Monthly Period ..............................                                6.58%
                                                                                                             -----------------

         c. The Net Portfolio Yield for the related Monthly Period .......................                               15.01%
                                                                                                             -----------------

         d. The Base Rate for the related Monthly Period .................................                                6.01%
                                                                                                             -----------------

         e. The Excess Spread Percentage for the related Monthly Period ..................                                9.00%
                                                                                                             -----------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period ........                                9.73%
                                                                                                             -----------------

                 i) Excess Spread Percentage related to                May-05                                             9.00%
                                                                                                             -----------------

                 ii) Excess Spread Percentage related to               Apr-05                                             9.97%
                                                                                                             -----------------

                 iii) Excess Spread Percentage related to              Mar-05                                            10.22%
                                                                                                             -----------------

    14. Floating Rate Determinations:

    LIBOR for the Interest Period from May 20, 2005 through and including June 19, 2005                                3.09000%
                                                                                                             -----------------

    15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related Payment Date (after
            taking into consideration deposits and withdraws for the related Payment Date)..............     $               -
                                                                                                             -----------------

         b. The Accumulation Shortfall with respect to the related Monthly Period.......................     -----------------

         c. The Principal Funding Investment Proceeds deposited in the Collection Account to be treated
            as Available Finance Charge Collections.....................................................     $               -
                                                                                                             -----------------

    16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
            consideration deposits and withdraws for the related Payment Date)..........................     $               -
                                                                                                             -----------------

         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account
            to be treated as Available Finance Charge Collections.......................................     $               -
                                                                                                             -----------------

         c. Interest earnings on the Reserve Account deposited into the Collection Account to be treated
            as Available Finance Charge Collections.....................................................     $               -
                                                                                                             -----------------

    17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date ....................     $    9,000,000.00
                                                                                                             -----------------

         b. The Available Cash Collateral Account Amount on the related Payment Date ...................     $    9,000,000.00
                                                                                                             -----------------

    18. Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ................     $               -
                                                                                                             -----------------

         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ................     $               -
                                                                                                             -----------------

    19. The Monthly Principal Reallocation Amount for the related Monthly Period .......................     $               -
                                                                                                             -----------------

                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MICHAEL COCO
                           Name: Michael Coco
                           Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                           PERIOD ENDING MAY 31, 2005

The information which is required to be prepared with respect to the Payment Date of June 20, 2005 and with respect to the performance of the Trust during the period of May 1, 2005 through May 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                       Total amount of Principal
 CUSIP Number                  to be paid               Per $1,000
 ------------          -------------------------        ----------

                               NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                                Total amount of interest
                        CUSIP Number                  to be paid               Per $1,000
                        ------------           -------------------------       ----------
2005-A1                 00761H BJ 9               $     592,500.00              2.37000
2005-B1                 00761H BH 3                     298,805.56              2.98806
2004-C1                 00761H BG 5                     356,500.00              3.56500
2004-D1                                                  69,663.89              6.96639
2005-D1                                                  76,350.00              3.81750

III. Information regarding the performance of the Advanta Business Card Master Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
       Period preceding such Payment Date                                                                    $  732,720,001.26
                                                                                                             -----------------

    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date                                        $   57,696,742.97
                                                                                                             -----------------

    3. Recoveries for the Monthly Period preceding such Payment Date                                         $    1,569,668.20
                                                                                                             -----------------

    4. The Defaulted Amount for the Monthly Period preceding such Payment Date                               $   17,677,985.46
                                                                                                             -----------------

    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period                                                                       5.95%
                                                                                                             -----------------

    6. The total amount of Principal Receivables in the trust at the beginning of the  preceding
       Monthly Period                                                                                        $3,223,666,959.35
                                                                                                             -----------------

    7. The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period                                                                                        $3,166,121,962.43
                                                                                                             -----------------

    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period                                                             $   54,072,505.86
                                                                                                             -----------------

    9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
       day of the preceding Monthly Period                                                                   $   52,574,134.63
                                                                                                             -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
        day of the preceding Monthly Period                                                                  $2,739,750,000.00
                                                                                                             -----------------

    11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date              $  426,371,962.43
                                                                                                             -----------------

    12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date                        13.47%
                                                                                                             -----------------

    13. The Required Transferor Percentage                                                                                6.00%
                                                                                                             -----------------

    14. The Required Transferor Interest                                                                     $  189,967,317.75
                                                                                                             -----------------

    15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                           22.729%
                                                                                                             -----------------

    16. The balance in the Excess Funding Account as of the end of the Monthly Period  preceding
        such Payment Date                                                                                    $               -
                                                                                                             -----------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                    Percentage of Total            Aggregate Account
                                                        Receivables                      Balance
                                                    -------------------            -----------------
(a) Delinquent between 30 days and 59 days                 1.209%                  $  38,920,687.11
(b) Delinquent between 60 days and 89 days                 0.940%                     30,267,096.98
(c) Delinquent between 90 days and 119 days                0.816%                     26,254,350.95
(d) Delinquent between 120 days and 149 days               0.631%                     20,303,411.84
(e) Delinquent between 150 days and 179 days               0.549%                     17,664,662.62
(f) Delinquent 180 days or greater                         0.000%                                 -
                                                           -----                   ----------------
(g) Aggregate                                              4.145%                  $ 133,410,209.50
                                                           =====                   ================

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                              Initial            Outstanding             Adjusted
                             Principal            Principal            Outstanding             Invested          Adjusted Invested
                              Balance              Balance          Principal Balance           Amount                 Amount
                         ----------------     -----------------     -----------------     ------------------     -----------------
2005-A1                  $ 250,000,000.00     $  250,000,000.00     $  250,000,000.00     $   250,000,000.00     $  250,000,000.00
                         ----------------     -----------------     -----------------     ------------------     -----------------
Total Class A            $ 250,000,000.00     $  250,000,000.00     $  250,000,000.00     $   250,000,000.00     $  250,000,000.00

2005-B1                  $ 100,000,000.00     $  100,000,000.00     $  100,000,000.00     $   100,000,000.00     $  100,000,000.00
                         ----------------     -----------------     -----------------     ------------------     -----------------
Total Class B            $ 100,000,000.00     $  100,000,000.00     $  100,000,000.00     $   100,000,000.00     $  100,000,000.00

2004-C1                  $ 100,000,000.00     $  100,000,000.00     $  100,000,000.00     $   100,000,000.00     $  100,000,000.00
                         ----------------     -----------------     -----------------     ------------------     -----------------
Total Class C            $ 100,000,000.00     $  100,000,000.00     $  100,000,000.00     $   100,000,000.00     $  100,000,000.00

2004-D1                  $  10,000,000.00     $   10,000,000.00     $   10,000,000.00     $    10,000,000.00     $   10,000,000.00
2005-D1                  $  20,000,000.00     $   20,000,000.00     $   20,000,000.00     $    20,000,000.00     $   20,000,000.00
                         ----------------     -----------------     -----------------     ------------------     -----------------
Total Class D            $  30,000,000.00     $   30,000,000.00     $   30,000,000.00     $    30,000,000.00     $   30,000,000.00
                         ----------------     -----------------     -----------------     ------------------     -----------------

Total AdvantaSeries      $ 480,000,000.00     $  480,000,000.00     $  480,000,000.00     $   480,000,000.00     $  480,000,000.00
                         ================     =================     =================     ==================     =================

2. Weighted Average Floating Allocation Amount for the related Monthly Period                    $ 279,677,419.35
                                                                                                 ----------------

3. The Floating Investor Percentage with respect to the period:

May 1, 2005 through May 23, 2005                                                                        6.5143206%
                                                                                                 ----------------
May 24, 2005 through May 31, 2005                                                                      14.9847065%
                                                                                                 ----------------

4. The Fixed Investor Percentage with respect to the period:

May 1, 2005 through May 23, 2005                                                                        6.5143206%
                                                                                                 ----------------
May 24, 2005 through May 31, 2005                                                                      14.9847065%
                                                                                                 ----------------

5. The amount of Investor Principal Collections applicable to the AdvantaSeries                  $  63,956,983.53
                                                                                                 ----------------

6a. The amount of Available Finance Charge Collections on deposit in the Collection Account
    on the related Payment Date                                                                  $   4,227,700.78
                                                                                                 ----------------

6b. The amount of Available Finance Charge Collections not on deposit in the Collection
    Account on related Payment Date pursuant to Section 8.04(a) of the Master Indenture          $     919,706.15
                                                                                                 ----------------

7. The AdvantaSeries Defaulted Amount for the related Monthly Period                             $   2,363,881.33
                                                                                                 ----------------

8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                        $     470,000.00
                                                                                                 ----------------

9. AdvantaSeries performance for the related Monthly Period

         a. The cash yield for the related Monthly Period                                                   22.08%
                                                                                                 ----------------

         b. The default rate for the related Monthly Period                                                 10.14%
                                                                                                 ----------------

         c. The Net Portfolio Yield for the related Monthly Period                                          11.94%
                                                                                                 ----------------

         d. The Base Rate for the related Monthly Period                                                     5.61%
                                                                                                 ----------------

         e. The Excess Spread Percentage for the related Monthly Period                                      6.33%
                                                                                                 ----------------

         f. The Quarterly Excess Spread Percentage                                                           7.98%
                                                                                                 ----------------

         g. The Excess Spread Amount for the related Monthly Period                              $     919,706.15
                                                                                                 ----------------

         h. The average Excess Spread Amount for the three preceding Monthly Periods             $     849,641.10
                                                                                                 ----------------

10. Floating interest rate determinations:

LIBOR for all Tranches with an Interest Period from May 20, 2005 through and including June 19, 2005     3.09000%
                                                                                                         -------
LIBOR for the 2005-A1 and the 2005-D1 Tranches with an Interest Period from May 24, 2005 through and
including June 19, 2005                                                                                  3.09000%
                                                                                                         -------

11. Required interest payments

                             Required interest        Interest shortfalls     Amounts withdrawn from
                          amounts with respect to      and additional         the Collection Account
                          the current Interest       interest from prior     for payment of required     Unpaid required interest
                                 Period                     periods              interest amounts                amounts
                          -----------------------    --------------------    -----------------------     ------------------------
2005-A1                       $   592,500.00             $         -              $   592,500.00                   $   -
                              --------------             -----------              --------------                   -----
Total Class A                 $   592,500.00             $         -              $   592,500.00                   $   -

2005-B1                       $   298,805.56             $         -              $   298,805.56                   $   -
                              --------------             -----------              --------------                   -----
Total Class B                 $   298,805.56             $         -              $   298,805.56                   $   -

2004-C1                       $   356,500.00             $         -              $   356,500.00                   $   -
                              --------------             -----------              --------------                   -----
Total Class C                 $   356,500.00             $         -              $   356,500.00                   $   -

2004-D1                       $    69,663.89             $         -              $    69,663.89                   $   -
2005-D1                       $    76,350.00             $         -              $    76,350.00                   $   -
                              --------------             -----------              --------------                   -----
Total Class D                 $   146,013.89             $         -              $   146,013.89                   $   -
                              --------------             -----------              --------------                   -----

Total Advanta Series          $ 1,393,819.45             $         -              $ 1,393,819.45                   $   -
                              ==============             ===========              ==============                   =====

12. Principal Funding Account

    Beginning        Required Principal    Actual Deposit    Principal Funding  Amount Withdrawn    Withdrawals        Ending
Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount     for Payment      of Coverage   Principal Funding
  Sub-Account      the Principal Funding       Funding           prior to        of Principal to  Funding Excess     Sub-Account
     Amount             Sub-Account          Sub-Account       Withdrawals         Noteholders        Amount            Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  --------------  -----------------

NOTHING TO REPORT

13. Coverage Funding Required Amounts

      a. Coverage Funding Amount as of the end of the related Monthly Period                            $             -
                                                                                                        ---------------

      b. The Coverage Funding Amount for the Class A Notes as of the end of the
         related Monthly Period                                                                         $             -
                                                                                                        ---------------

      c. The Coverage Funding Amount for the Class B Notes as of the end of the
         related Monthly Period                                                                         $             -
                                                                                                        ---------------

      d. The Coverage Funding Amount for the Class C Notes as of the end of the
         related Monthly Period                                                                         $             -
                                                                                                        ---------------

14. Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date                        $ 10,800,000.00
                                                                                                        ---------------

      b. The Available Cash Collateral Account Amount on the related Payment Date                       $ 10,800,000.00
                                                                                                        ---------------

      c. Has a Portfolio Decline Event occurred with respect to the Monthly
         Period preceding such Payment Date                                                                    NO
                                                                                                        ---------------

15. Spread Account

      a. The Required Spread Account Amount on the related Payment Date                                 $             -
                                                                                                        ---------------

      b. The amount on deposit in the Spread Account on the related Payment Date                        $             -
                                                                                                        ---------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                 Required                                Excess of Subordinated
                Required subordination         Subordinated                               Notes over Required
                       percentage                 Amount         Subordinated  Notes      Subordinated Amount
                ----------------------       ----------------    -------------------     ----------------------
Class A                21.5805%              $  53,951,250.00     $ 230,000,000.00         $  176,048,750.00
Class B                 8.9918%                 31,471,300.00       130,000,000.00             98,528,700.00
Class C                 3.6269%                 16,321,050.00        30,000,000.00             13,678,950.00

17. Adjusted Invested Amount

                                                                   Increase from the
                                            Initial Principal      withdrawal of the
                                            Balances and any       Coverage Funding         Increase from
                                           increases from the      Excess Amount from     reimbursements of
                     Beginning Adjusted      issuance of any     the Principal Funding    Adjusted Invested
                       Invested Amount      additional Notes          Sub-Account           Amount Deficit
                     ------------------    ------------------    ---------------------    -----------------
2005-A1               $             -        $250,000,000.00            $   -                   $    -
                      ---------------        ---------------            -----                   ------
Total Class A         $             -        $250,000,000.00            $   -                   $    -

2005-B1               $100,000,000.00        $             -            $   -                   $    -
                      ---------------        ---------------            -----                   ------
Total Class B         $100,000,000.00        $             -            $   -                   $    -

2004-C1               $100,000,000.00        $             -            $   -                   $    -
                      ---------------        ---------------            -----                   ------
Total Class C         $100,000,000.00        $             -            $   -                   $    -

2004-D1               $ 10,000,000.00        $             -            $   -                   $    -
2005-D1               $             -        $ 20,000,000.00            $   -                   $    -
                      ---------------        ---------------            -----                   ------
Total Class D         $ 10,000,000.00        $ 20,000,000.00            $   -                   $    -
                      ---------------        ---------------            -----                   ------

Total AdvantaSeries   $210,000,000.00        $270,000,000.00            $   -                   $    -
                      ===============        ===============            =====                   ======


                                                     Reduction due to
                           Reductions due to        amounts deposited
                       reallocation of Available    into the Principal
                       Principal Collections and       Funding Sub-        Ending Adjusted Invested
                         Investor Charge-Offs            Account                    Amount
                       -------------------------    ------------------     ------------------------
2005-A1                           $   -                   $   -               $   250,000,000.00
                                  -----                   -----               ------------------
Total Class A                     $   -                   $   -               $   250,000,000.00

2005-B1                           $   -                   $   -               $   100,000,000.00
                                  -----                   -----               ------------------
Total Class B                     $   -                   $   -               $   100,000,000.00

2004-C1                           $   -                   $   -               $   100,000,000.00
                                  -----                   -----               ------------------
Total Class C                     $   -                   $   -               $   100,000,000.00

2004-D1                           $   -                   $   -               $    10,000,000.00
2005-D1                           $   -                   $   -               $    20,000,000.00
                                  -----                   -----               ------------------
Total Class D                     $   -                   $   -               $    30,000,000.00
                                  -----                   -----               ------------------

Total AdvantaSeries               $   -                   $   -               $   480,000,000.00
                                  =====                   =====               ==================

                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MICHAEL COCO
                           -----------------------------------
                           Name: Michael Coco
                           Title: Vice President and Treasurer